Prudential Investment Portfolios 5

PGIM 60/40 Allocation Fund

(the "Fund")

Supplement dated July 19, 2023

to the Fund's Currently Effective Summary Prospectus and Prospectus

You should read this Supplement in conjunction with the Fund's Summary Prospectus and Prospectus and retain it for future reference.

The Fund's Summary Prospectus and Prospectus are hereby revised as follows effective immediately:

1.The following language on the front cover of the Prospectus is hereby deleted: "SHARES OF THE FUND ARE OFFERED

ONLY TO PRUDENTIAL AND ITS AFFILIATES" and replaced with the following: "SHARES OF THE FUND ARE OFFERED ONLY TO PRUDENTIAL, ITS AFFILIATES AND CERTAIN RETIREMENT SOLUTIONS OR RETIREMENT PLANS."

2.The section of the Summary Prospectus and Prospectus entitled "FUND SUMMARY- BUYING AND SELLING FUND SHARES" is hereby amended and restated as follows:

"Shares are available for purchase only by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option) and certain retirement solutions or retirement plans available through a third party administrator. There is no minimum initial or subsequent investment requirement."

3.The following language from the section of the Prospectus entitled "HOW TO BUY, SELL AND EXCHANGE FUND SHARES-Choosing a Share Class" is hereby deleted: "Class R6 shares are available for purchase only by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option)." and replaced with the following: "Class R6 shares are available for purchase only by Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option) and certain retirement solutions or retirement plans available through a third party administrator."

LR1441